STOCK PURCHASE AGREEMENT

                                      AMONG

                             ONEOK RESOURCES COMPANY


                                       And


                          MAGNUM HUNTER RESOURCES, INC.

                             Dated: February 3, 1999




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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 3rd day of February, 1999, by and between ONEOK RESOURCES COMPANY, a Delaware corporation (the "Purchaser"), MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the "Company"), MAGNUM HUNTER PRODUCTION, INC., a Texas corporation ("Production"), GRUY PETROLEUM MANAGEMENT COMPANY, a Texas corporation ("Management"), HUNTER GAS GATHERING, INC., a Texas corporation ("Gathering") and BLUEBIRD ENERGY, INC., an Oklahoma corporation ("Bluebird"). (Production, Management, Gathering and Bluebird hereinafter collectively referred to as the "Subsidiaries")

         RECITALS:

     A. The Company has authorized the sale of an aggregate of 50,000 newly issued shares of the Company's 1999 Series A 8% Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock") in order to repay Senior bank indebtedness, to provide working capital for general corporate purposes and to finance acquisitions;

     B. Purchaser desires to purchase the Preferred Stock on the terms and conditions set forth herein and enter into the Collateral Agreements (as hereinafter defined); and

     C. The Company desires to issue and sell the Preferred Stock to the Purchaser on the terms and conditions set forth herein and enter into the Collateral Agreements:

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and agreements of the parties set forth herein, the parties agree as follows:

I.       PURCHASE OF PREFERRED STOCK.

     A. Preferred Stock Purchase.

     1. At the Closing, and under the terms and conditions of this Agreement, the Company will sell and deliver 50,000 shares of the Company's Preferred Stock and Purchaser will purchase and accept such Preferred Stock from the Company. The purchase price for such Preferred Stock (the "Purchase Price") shall be Fifty Million Dollars ($50,000,000) or One Thousand Dollars ($1,000) per share.

     2. The Purchase Price shall be paid to the Company at the Closing by wire transfer in immediately available funds in the amounts and to the account to be specified by the Company.


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     3. The  Preferred  Stock  shall be issued by the  Company  with the rights, voting powers, preferences and restrictions as set forth on the Certificate of Designations attached as Exhibit A (the "Certificate of Designations").

     B. Delivery of Shares of Preferred Stock.

     1. The Company has reserved sufficient shares of its authorized but unissued Preferred Stock for the purpose of the transactions contemplated by this Agreement and shall cause such shares to be transferred to Purchaser on the Closing Date. The Company has additionally reserved and authorized sufficient shares of the Company's common stock in order to allow Purchaser to convert each share of the Preferred Stock into 190.476 shares of the Company's Common Stock.

     C. Closing Date. The closing of the transactions contemplated herein (the "Closing") shall take place on February 3, 1999, or on such other date as the Company and the Purchaser may mutually agree (the "Closing Date") at a place mutually agreed to by the parties.

     D. Securities Law Compliance.

     1. Purchaser represents to the Company, that the Preferred Stock being purchased by the Purchaser is being acquired for the Purchaser's own separate account, for investment only, and not with a view to, or for sale in connection with, any distribution of the Preferred Stock in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act. The Purchaser further represents and agrees not to take, or cause to be taken, any action that would deem it to be an underwriter (as defined in the Securities Act) of the Preferred Stock. The Purchaser understands and agrees that (a) the Preferred Stock may not be transferred or sold for value in the absence of registration or qualification or an exemption from registration or qualification under the Securities Act, and the securities or Blue Sky laws of any state, as required, (b) a stop transfer instruction will be issued with respect to the Preferred Stock, and (c) the following legend will be placed on the certificates representing the Preferred Stock to be received :

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE NEVADA SECURITIES ACT OR OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR QUALIFICATION OF THEM UNDER THE SECURITIES ACT OF 1933, THE NEVADA SECURITIES ACT AND THE SECURITIES OR BLUE SKY LAWS OF ANY OTHER STATE, AS REQUIRED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION

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OR QUALIFICATION IS NOT REQUIRED UNDER SUCH ACTS AND/OR LAWS.

In addition, the Purchaser shall deliver such documents and other information as the Company shall reasonably require to verify their its status as an "Accredited Investor" for purposes of Regulation D of the Securities and Exchange Commission. .

II.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to Purchaser as follows:

     A. Organization and Standing; Charter and Bylaws. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its businesses as presently conducted and as proposed to be conducted. The Company is qualified, licensed or domesticated as a foreign corporation in any jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Company and the Subsidiaries considered as a whole (a "Material Adverse Effect"). The Company has furnished the Purchaser with copies of its certificate of incorporation and bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

     B. Corporate Power. The Company has all requisite legal and corporate power to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. Neither the certificate of incorporation nor bylaws of the Company, nor any other material instrument to which the Company is a party, or by which the Company is bound, nor any court order or any governmental law, rule or regulation, will be violated by the Company's execution and consummation of this Agreement; subject, however, to the Company's obtainment of the consents referred to in Sections VI.F and G.

     C. Affiliates. Except as set forth in Disclosure Schedule II, Item C, the Company does not own, directly or indirectly, 10% or more of the issued and outstanding shares of stock or other interests in any corporation, limited liability company, partnership, joint venture, or other entity.

     D. Capitalization. The authorized capital stock of the Company is listed on Disclosure Schedule II. D., attached hereto. The issued and outstanding shares of the Company's common stock are listed on Disclosure Schedule II.D., attached hereto. The existing issued and outstanding shares of all series of the Company's preferred stock are as set forth on Disclosure Schedule II.D. Such common stock and all series of the Company's preferred stock have been duly authorized and were or will be validly issued, fully paid and nonassessable and were or will be issued in compliance with all applicable state and federal laws concerning the issuance of securities. Other than as set forth on Disclosure
Schedule II.D., there are no outstanding rights, options, warrants, conversion rights, or

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agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company owns 100% of all issued and outstanding stock of each of the Subsidiaries.

     E. Authorization. All corporate action on the part of the Company and its directors and shareholders necessary for the transaction contemplated in this Agreement have been taken . This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

     F. Financial Statements. The balance sheet of the Company and related statement of earnings for the fiscal year ended December 31, 1997, and the balance sheet as of the Interim Date, as defined below (collectively, the "Financial Statements of the Company") have been supplied to the Purchaser, have been prepared in accordance with the principles described therein, and fairly present the financial condition and results of operations of the Company as of the dates and for the periods thereof. The term "Interim Date" as used in this Agreement shall mean September 30, 1998.

     G.  Changes  in  Financial  Condition.  Except as set  forth on  Disclosure
Schedule II, Item G, since the Interim Date: (a) The Company has not entered into any transaction which was not in the ordinary course of business; (b) there has been no adverse change in the condition (financial or otherwise), business, property, assets, or liabilities of the Company that could reasonably be expected to have a Material Adverse Effect, other than changes as a result of drilling or other customary oil and gas operations which have been consistent with the past practices (including changes in production rates on producing wells) or as a result of general industry conditions (including prices) or other changes in the ordinary course of business; (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect ;
(d) the Company has not declared or paid any dividend or made any distribution on its common or preferred stock, redeemed, purchased or otherwise acquired any of its stock, granted any options to purchase shares of its stock except in accordance with past practices, or issued any shares of its stock; (e) the Company has not materially increased the compensation of any officer, or the rate of pay of its employees as a group, except as part of regular compensation increases in the ordinary course of business; (f) the Company has not received notice that there has been a loss of any of its major gas purchasers; (g) there has been no resignation or termination of employment of any key officer or key employee of the Company and the Company does not know of the impending resignation or termination of employment of any of its officers or employees that if consummated could reasonably be expected to have a Material Adverse Effect ; (h) there has been no labor dispute involving the Company or its employees and none is pending or, to the Company's knowledge, threatened; (i) there has been no write down of any of the Company's oil and gas reserves or other assets; and (j) to the knowledge of the Company, there has been no other event or condition of any character pertaining to or affecting the asserts, business, properties or liabilities of the Company that could reasonably be expected to have a Material Adverse Effect.



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     H. Material Contracts and Commitments. All material contracts, commitments, agreements, and instruments (the "Contracts") to which the Company is a party are legal, valid, binding, and in full force and effect in all material respects and enforceable in accordance with their terms, except (i) as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors' rights, (ii) as limited by
application  of  legal  principles   affecting  the  availability  of  equitable
remedies, and (iii) where enforceability would not have a Material Adverse Effect. For purposes of this Section II.H., a contract, commitment, agreement or instruments shall be considered "material" if it extends for a duration longer than thirty (30) days or involves consideration in excess of $10,000 in the aggregate. The Company is not in material default under any of the Contracts. The Company has made available to Purchaser originals or copies of the Contracts for review by Purchaser.

     I. Compliance with Other Instruments, None Burdensome, etc. The Company is not in violation of any term of its articles of incorporation or bylaws, or in any material respect of any of the Contracts, or, to the knowledge of the Company, any judgment, decree or order, or any material statute, rule, or regulation applicable to it. Except as set forth on Disclosure Schedule II, Item I, the execution, delivery, and performance by the Company of this Agreement, and the transfer of the securities pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan, indenture or material obligation to which the Company is a party or by which it is bound or with respect to which it is an obligor or guarantor or result in the creation or imposition of any material lien, claim, charge, restriction, or encumbrance of any kind whatsoever upon, or, to the knowledge of the Company after due inquiry, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company.

     J. Litigation. Except as set forth on Disclosure Schedule II, Item J, there are no claims, demands, actions, proceedings, or investigations pending which, either in any case or in the aggregate, would, if adversely determined, result in any Material Adverse Effect on the business, conditions, affairs, or operations of the Company or in any of its properties and assets taken in the aggregate, or in any material impairment of the right or ability of the Company to carry on its business as presently conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

     K. Governmental Consents. No consent, approval, or authorization of, or designation, declaration, or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement or the consummation of the trans actions contemplated hereby, except for such filings as have been made or are to be made under the Hart-Scott-Rodino Act of 1976, as amended (the "HSR Act") and Form D under the Securities Act.

     L. Insurance. The Company has currently in force liability insurance with insurance companies or associations, and under policies listed and described in Disclosure Schedule II, Item L attached hereto, during the periods described therein, and, except as set forth on Disclosure Schedule


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II, Item L, the Company is not aware of any claims for personal injuries,  death or property damage for any reason now pending or threatened against the Company and knows of no material damage to personal property by the Company or its agents, servants or employees, which might give rise to such claims, or if any such routine claims have arisen they are adequately covered by such liability insurance.

     M. Intellectual Property. There are no patents, patent applications, registered trademarks, trademark applications, trade names, and registered copyrights under which the Company operates, except as disclosed on Disclosure
Schedule II, Item M. The Company has not received any notice or claim of infringement of any patent, invention, right, trademark, trade name or copyright of others with respect to any process, method, formula or procedure used by the Company in the present conduct of its business.

     N. Title to and Condition of Properties. The Company has good and defensible title to all of its tangible and intangible property and assets (other than the Oil and Gas Properties defined in Sub-Section U below), including those reflected in the Financial Statements of the Company (except such property or assets as have since the Interim Date been sold or otherwise disposed of in the ordinary course of business). Except as set forth in Disclosure Schedule II, Item N or as disclosed in the Financial Statements of the Company such property and assets are subject to no mortgage or security interest, conditional sales contract, charge, lien or encumbrance (except liens for current taxes not yet due and payable, mechanic's, materialmen's and other statutory liens and such imperfections of title, easements and encumbrances, if any, as are not substantial in character, amount or extent and do not materially detract from the value of, or interfere with the present use of the pro perties subject thereto or affected thereby, or otherwise materially impair the business operations of the Company). Subsequent to the Interim Date, the Company has not sold or disposed of any of its property and assets or obligated itself to do so except in the ordinary course of business. Except for such minor defects as are not substantial in character and which do not have a materially adverse effect upon the validity thereof, all material personal property leases to which the Company is a party are valid and effective, and there is not under any such lease any existing material default or event which, with notice or lapse of time or both, would constitute a material default and in respect of which the Company has not taken reasonable steps to prevent such a default from occurring.

     O. Taxes. Except for the 1997 Federal Tax Return (for which no tax is owing), the Company has timely filed all tax returns that are required to have been filed prior to the date of this Agreement with all appropriate federal, state, county and local governmental agencies or instrumen talities for the Company, and each of the returns correctly reflects the income and tax liability required to be shown therein. The Company has paid all income, franchise, and other taxes due by it as reflected on the returns. There is no pending dispute with any taxing authority relating to any of the returns which, if determined adversely to the taxpayer, would result in the assertion by any taxing authority of any valid deficiency in a material amount for taxes against the Company. Federal income tax returns of the Company and its predecessors in interest have never been audited by the Internal Revenue Service.



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     P. Environmental Matters.

     1. As used in this Agreement, "Environmental Laws" means all local, state, and federal environmental, health, and safety laws, rules, ordinances and regulations in all jurisdictions in which the Company has done business or owned property, including, without limitation, the Federal Resource Conservation and Recovery Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act, the Federal Clean Water Act, the Federal Clean Air Act, and the Federal Occupational Safety and Heath Act.

     2. Except as set forth on Disclosure Schedule II, Item P, neither the conduct nor operation of the Company nor any condition of any property owned or leased or ever owned or leased and operated by the Company, and to the knowledge of the Company, any oil and gas property owned or leased or ever owned or leased but not operated by the Company: (i) violates or violated Environmental Laws in any respect that would have a Material Adverse Effect; and (ii) no condition or event has occurred with respect to the Company or any such property that, with notice or the passage of time, or both, would constitute a violation requiring action by the Company to remedy, stabilize, neutralize, clean up or otherwise alter the environmental condition of any such property where the aggregate cost of such actions would have a Material Adverse Effect. The Company has not received any notice from any governmental agency or any other person or entity that the operation of any facilities or any property ever owned, leased, or operated  by  it,  is or was  in  violation  of  any  Environmental  Laws  or is responsible (or potentially responsible) for remedying, establishing, neutralizing, or cleaning up any pollutants, contaminants, or hazardous or toxic waste, substances or materials at, on, or beneath any such property where the aggregate cost thereof would have a Material Adverse Effect.

     3. Except as set forth on Disclosure Schedule II, Item P, the Company has obtained or applied for all environmental, health and safety permits and authorizations (collectively "Environmental Permits") necessary for the construction of its facilities and the operation of its business, as presently conducted for the use, storage, treatment, transportation, release, emission and disposal of raw materials, by-products, wastes and other substances used or produced by or otherwise relating to its business except to the extent failure to obtain or apply for such permit or authorization would not in the aggregate have a Material Adverse Effect, and all such permits are in good standing and in all material respects in full force and effect or, where applicable, a renewal application has been timely filed, and agency approval is expected to be obtained, and the Company is in compliance in all material respects with all terms and conditions of all such Environmental Permits, except to the extent failure to comply with such Environmental Permits would not in the aggregate have a Material Adverse Effect.

     Q. Compliance with the Law. Except as set forth on Disclosure Schedule II, Item P, the Company (i) has all licenses, franchises, permits, and other governmental authorizations of a material nature that are legally required to enable it to conduct its business in all material respects, and (ii) is in substantial compliance in all material respects with all applicable laws, rules and regulations except


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to the extent  failure to comply  therewith  or failure to obtain such  license, franchise, permit or authorization would not in the aggregate have a Material Adverse Effect.

     R. Benefit  Plans and ERISA  Compliance.  Except as set forth on Disclosure
Schedule II, Item R, the Company has no employee benefit plans or employment contracts. Except with respect to the employee benefit plans set forth in Disclosure Schedule II, Item R, the Company is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and contributions or other material payments are required to be made by the Company under ERISA. No event has occurred or would reasonably be expected to subject the Company to any liability under EISA, the Internal Revenue Code of 1986, as amended (the "Code") or similar or other applicable laws, rules or regulations in respect to any Company benefit plans, and no reportable event has occurred that would reasonably expect to result in material liability to the Company. The Company is not a party to any collective bargaining agreement or other labor agreement.

     S. Condition of Assets. To the knowledge of the Company, the buildings, plants, structures, and equipment owned by the Company and which are material to the operations of the Company are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost to the Company.

     T. Accounts Receivable. All accounts receivable of the Company represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Unless paid prior to the Closing, the accounts receivable of the Company are or will be, as of the Closing, reasonably expected to be collectible in all material respects, subject only to allowance for doubtful accounts, and calculated consistently with past practice. There is no contest, claim or asserted right of set-off, under any contract or with any obligor of a material account receivable relating to the amount or validity of such account receivable.

     U. Oil and Gas Properties. The Oil and Gas Properties, as hereinafter defined, are subject to no mortgage, security interests, or liens created by the Company except for Permitted Encumbrance, as hereinafter defined. The Company has either good title or is the owner of or has rights consistent with industry practice to use its Oil and Gas Properties, if any. The term "Oil and Gas Properties", as used herein means all of the Company's right, title, interest and estate, real or personal, recorded or unrecorded, movable or immovable, tangible or intangible, in and to: (i) oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, mineral fee interests, carried interests, and other interests in oil and gas (the "Leases") and any and all oil, gas, water or injection wells thereon (the "Wells"), (ii) any pools or units which include all or a part of any Lease or include any Well (the "Units") and including all right, title and interest of the Company in production from any such pool or Unit, whether such pool or Unit production comes from wells located on or off of a Lease, and all tenements, hereditaments and appurtenances belonging to the Leases and Units, (iii) interests under or derived from all presently existing contracts, agreements and instruments by which such properties are bound, to the extent applicable to such


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



properties, including, but not limited to, operating agreements, unitization, pooling and communitization agreements, declarations and orders, joint venture agreements, and farmin and farmout agreements, (iv) easements, permits, licenses, servitudes, rights-of-way, surface leases and other surface rights appurtenant to, and used or held for use solely in connection with the properties, and (v) equipment, machinery, fixtures, and other tangible personal property and improvements located on such properties. As used herein, the term "Permitted Encumbrances" means: (i) matters described without material omission in Disclosure Schedule II, Item N, or reflected in the Financial Statements of the Company (ii) royalties, overriding royalties, net profits interests, production payments and other burdens on production which do not reduce the Company's net revenue interest in any of the Oil and Gas Properties to less than the Company's interest; (iii) liens for taxes, assessments, labor and materials where payment is not due, (iii) operating agreements, unit agree ments, unitization and pooling designations and declarations, gathering and transportation agreements, processing agreements, gas, oil and liquids purchase, sale and exchange agreements, and other similar agreements provided (A) they contain terms and conditions customary in the oil and gas industry, (B) they do not adversely affect or burden the ownership of the Oil and Gas Properties (C) all amounts due and payable by the Company have been paid in full, and (D) the Company is not in material default thereunder, (iv) regulatory authority of governmental agencies not presently or previously violated, easements, surface leases and rights, plat restrictions and similar encumbrances, provided that they do not materially detract from the value, or materially increase the cost of operation of any of the Oil and Gas Properties or otherwise adversely affect the operation thereof, and (v) liens, charges, encumbrances and irregularities in the chain of title which, because of remoteness in or passage of time, statutory cure periods, marketable title acts or other similar reasons, have not affected or interrupted, and are not reasonably expected to affect or interrupt in any material way, the claimed ownership of the Company or the receipt of production revenues from the Oil and Gas Properties affected thereby.

     V. Disclosure. This Agreement and the exhibits hereto, as they apply to the Company, Disclosure Schedule II, the Financial Statements of the Company, and all certificates delivered to the Purchaser pursuant to this Agreement, when read together, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading.

III.     REPRESENTATIONS AND WARRANTIES OF SUBSIDIARIES.

     The Subsidiaries, individually and not jointly, join in the execution of this Agreement for the purpose of making the representations and warranties to the Purchaser as follows, with each Subsidiary representing only as to itself:

     A. Organization and Standing, Charter and By-Laws. Each of the Subsidiaries, except Bluebird, is a Texas corporation duly organized and validly existing under and by virtue of the laws of the State of Texas and is in good standing under such laws. Bluebird is an Oklahoma corporation duly organized and validly existing under and by virtue of the laws of the State of Oklahoma. Each of the Subsidiaries have the requisite corporate power to own and operate their properties and assets, and to carry on their businesses as presently conducted and as proposed to be conducted. Each of the Subsidiaries is qualified, licensed or domesticated as a foreign corporation in any jurisdiction where the nature of its activities and of properties owned or leased by it makes such qualification, licensing or domestication necessary at this time, except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. Each of the Subsidiaries have furnished the Purchaser with copies of their certificates of incorporation and bylaws. Said copies are true, correct and complete and contain all amendments through the date of this Agreement.

     B. Corporate Power. Each of the Subsidiaries has all requisite legal and corporate power to enter into this Agreement and to carry out and perform their obligations under the terms of this Agreement. Neither the certificate of incorporation nor bylaws of any of the Subsidiaries, nor any other material instrument to which any of the Subsidiaries are a party, or by which any of the Subsidiaries are bound, nor any court order or any governmental law, rule or regulation, will be violated by the Subsidiaries' execution and consummation of this Agreement; subject, however, to the obtainment of the consents referred to in Sections VI.F and G.

     C. Subsidiaries and Affiliates. Except as set forth in Disclosure Schedule III, Item C, each Subsidiary does not own, directly or indirectly, 10% or more of the issued and outstanding shares of stock or other interests in any corporation, limited liability company, partnership, joint venture, or other entity.

     D. Capitalization. The authorized capital stock of each of the Subsidiaries is listed on Disclosure Schedule III. D., attached hereto. The issued and outstanding shares of the Subsidiaries' common stock are listed on Disclosure
Schedule III.D., attached hereto. None of the Subsidiaries have any issued and outstanding shares of preferred stock. All common stock of each of the Subsidiaries has been duly authorized and was validly issued, fully paid and nonassessable and was issued in compliance with all applicable state and federal laws concerning the issuance of securities. Other than as set forth on Disclosure Schedule III.D., there are no outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from any of the Subsidiaries of any shares of their respective capital stock.

     E. Authorization. All corporate action on the part of each of the Subsidiaries and their directors necessary for the transaction contemplated in this Agreement has been taken. This Agreement is a legal, valid and binding obligation of each of the Subsidiaries, enforceable against each of the Subsidiaries in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

     F.  Changes  in  Financial  Condition.  Except as set  forth on  Disclosure
Schedule III, Item F, since the Interim Date: (a) Each of the Subsidiaries have not entered into any transaction which was not in the ordinary course of business; (b) there has been no materially adverse change in the condition (financial or otherwise), business, property, assets, or liabilities of each of the Subsidiaries that could reasonably be expected to have a Material Adverse Effect, other than changes as a result of drilling or other customary oil and gas operations which have been consistent with the past practices (including changes in production rates on producing wells) or as a result of general industry conditions (including prices) or other changes in the ordinary course of business; (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect; (d) each of the Subsidiaries has not declared or paid any dividend or made any distribution on its common stock, redeemed, purchased or otherwise acquired any of their stock, granted any options to purchase shares of their stock, or issued any shares of their stock; (e) each of the Subsidiaries have not materially increased the compensation of any officer, or the rate of pay of their employees as a group, except as part of regular compensation increases in the ordinary course of business; (f) each of the Subsidiaries have not received notice that there has been a loss of any of its major gas purchasers; (g) there has been no resignation or termination of employment of any key officer or key employee of the Subsidiaries and the Subsidiaries do not know of the impending resignation or termination of employment of any of their officers or employees that if consummated that could reasonably be expected to have a Material Adverse Effect; (h) there has been no labor dispute involving each of the Subsidiaries or its employees and none is pending or, to the knowledge of any of the Subsidiaries threatened; (i) there has been no write down of any of the Subsidiaries' oil and gas reserves or other assets; and (j) to the knowledge of each of the Subsidiaries, there has been no other event or condition of any character pertaining to and affecting the assets, business, properties or liabilities of the Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     G. Material Contracts and Commitments. All material contracts, commitments, agreements, and instruments (the "Subsidiaries' Contracts") to which any of the Subsidiaries are a party are legal, valid, binding, and in full force and effect in all material respects and enforceable in accordance with their terms, except
(i) as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors' rights, (ii) as limited by application of legal principles affecting the availability of equitable remedies, and (iii) where the lack of enforceability would not have a Material Adverse Effect. For purposes of this Section III.G., a contract, commitment, agreement or instruments shall be considered "material" if it extends for a duration longer than thirty (30) days or involves consideration in excess of $10,000 in the aggregate. None of the Subsidiaries is in material default under any of the Subsidiaries' Contracts. Each of the Subsidiaries has made available to Purchaser originals or copies of the material Subsidiaries' Contracts for review by Purchaser.

     H. Compliance with Other Instruments, None Burdensome, etc. Each of the Subsidiaries is not in violation of any term of its certificates of incorporation or bylaws, or in any material respect of any of the Subsidiaries' Contracts to which such Subsidiary is a party, or, to the knowledge of any of the Subsidiaries, any judgment, decree or order, or any material statute, rule, or regulation applica ble to it. Except as set forth on Disclosure Schedule III, Item H, the execution, delivery, and performance by each of the Subsidiaries of this Agreement will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan, indenture or material obligation to which any of the Subsidiaries are a party or by which any of the Subsidiaries are bound or with respect to which they are an obligor or guarantor or result in the creation or imposition of any material lien, claim, charge, restriction, or encumbrance of any kind whatsoever upon, or, to the knowledge of any of the Subsidiaries after due inquiry, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company and the Subsidiaries taken as a whole.

     I. Litigation. Except as set forth on Disclosure Schedule III, Item I, there are no claims, demands, actions, proceedings, or investigations pending which, either in any case or in the aggregate, if adversely determined, could reasonably be expected to have a Material Adverse Effect, or in any material impairment of the right or ability of any of the Subsidiaries to carry on their respective business as presently conducted, or in any material liability on the part of each of the Subsidiaries, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

     J. Governmental Consents. No consent, approval, or authorization of, or designation, declaration, or filing with, any governmental unit is required on the part of any of the Subsidiaries in connection with the valid execution and delivery of this Agreement or the consummation of the trans actions contemplated hereby.

     K. Insurance. Each of the Subsidiaries has currently in force (or the Company currently maintains in force for its benefits)liability insurance with insurance companies or associations, and under policies listed and described in Disclosure Schedule III, Item K attached hereto, during the periods described therein, and, except as set forth on Disclosure Schedule II, Item K, each of the Subsidiaries is not aware of any claims for personal injuries, death or property damage for any reason now pending or threatened against any of the Subsidiaries and know of no material damage to personal property by any of any of the Subsidiaries or their agents, servants or employees, which might give rise to such claims, or if any such routine claims have arisen they are adequately covered by such liability insurance.

     L. Intellectual Property. There are no patents, patent applications, registered trademarks, trademark applications, trade names, and registered copyrights under which any of the Subsidiaries operate, except as disclosed on Disclosure Schedule III, Item L. The Subsidiaries have not received any notice or claim of infringement of any patent, invention, right, trademark, trade name or copyright of others with respect to any process, method, formula or procedure used by the Subsidiaries in the present conduct of their business.

     M. Title to and Condition of Properties. Each of the Subsidiaries has good and defensible title to all of its tangible and intangible property and assets (other than the Oil and Gas Properties defined in Sub-Section U below), including those reflected in the Financial Statements of the Subsidiaries (except such property or assets as have since the Interim Date been sold or otherwise disposed of in the ordinary course of business). Except as set forth in Disclosure Schedule III, Item M, or as disclosed in the Financial Statements of the Company such property and assets are subject to no mortgage or security interest, conditional sales contract, charge, lien or encumbrance (except liens for current taxes not yet due and payable mechanic's, materialmen's and other statutory liens and such imperfections of title, easements and encumbrances, if any, as are not substantial in charac ter, amount or extent and do not materially detract from the value of, or interfere with the present use of the properties subject thereto or affected thereby, or otherwise materially impair the business operations of the Subsidiaries). Subsequent to the Interim Date, none of the Subsidiaries has sold or disposed of any of their property and assets or obligated themselves to do so except in the ordinary course of business. Except for such minor defects as are not substantial in character and which do not have a materially adverse effect upon the validity thereof, all material personal property leases to which any of the Subsidiaries is a party are valid and effective, and there is not under any such lease any existing material default or event which, with notice or lapse of time or both, would constitute a material default and in respect of which any of the Subsidiaries have not taken reasonable steps to prevent such a default from occurring.

     N. Environmental Matters.

     1. Except as set forth on Disclosure Schedule III, Item M, neither the conduct nor operation of any of the Subsidiaries nor any condition of any property owned or leased or ever owned or leased and operated by any of the Subsidiaries, and to the knowledge of any of the Subsidiaries, any oil and gas property owned or leased or ever owned or leased but not operated by any of the
Subsidiaries:  (i) violates or violated  Environmental  Laws in any respect that would have a Material Adverse Effect ; and (ii) no condition or event has occurred with respect to any of the Subsidiaries or any such property that, with notice or the passage of time, or both, would constitute a violation requiring action by any of the Subsidiaries to remedy, stabilize, neutralize, clean up or otherwise alter the environmental condition of any such property where the aggregate cost of such actions would have a Material Adverse Effect. The Subsidiaries have not received any notice from any governmental agency or any other person or entity that the operation of any facilities or any property ever owned, leased, or operated by it as of the date hereof, is or was in violation of any Environmental Laws or is responsible (or potentially responsible) for remedying, establishing, neutralizing, or cleaning up any pollutants, contaminants, or hazardous or toxic waste, substances or materials at, on, or beneath any such property where the aggregate cost thereof would have a Material Adverse Effect.

     2. Except as set forth on Disclosure Schedule III, Item N, each of the Subsidiaries has obtained or applied for all environmental, health and safety permits and authorizations (collectively "Environmental Permits") necessary for the construction of its facilities and the operation of its business, as presently conducted for the use, storage, treatment, transportation, release, emission and disposal of raw materials, by-products, wastes and other substances used or produced by or otherwise relating to its business except to the extent failure to obtain or apply for such permit or authorization would not in the aggregate have a Material Adverse Effect, and all such permits are in good standing and in all material respects in full force and effect or, where applicable, a renewal application has been timely filed, and agency approval is expected to be obtained, and the Subsidiaries are in compliance in all material respects with all terms and conditions of all such Environmental

Permits except to the extent failure to comply with such Environmental Permits would not in the aggregate have a Material Adverse Effect..

     O. Compliance with the Law. Each of the Subsidiaries (i) has all licenses, franchises, permits, and other governmental authorizations of a material nature that are legally required to enable it to conduct its business in all material respects, and (ii) are in substantial compliance in all material respects with all applicable laws, rules and regulations except to the extent failure to comply therewith or failure to obtain such license, franchise, permit or authorization would not in the aggregate have a Material Adverse Effect.

     P. Benefit  Plans and ERISA  Compliance.  Except as set forth on Disclosure
Schedule III, Item P, each of the Subsidiaries has no employee benefit plans or employment contracts. Except with respect to the employee benefit plans set forth in Disclosure Schedule III, Item P, each of the Subsidiaries is not subject to the requirements of the ERISA and no contributions or other material payments are required to be made by the Subsidiaries under ERISA. No event has occurred or would reasonably be expected to subject any of the Subsidiaries to any liability under ERISA, the Code or similar or other applicable laws, rules or regulations in respect to any of the Subsidiaries' benefit plans, and no reportable event has occurred that would reasonably expect to result in material liability to any of the Subsidiaries. Each of the Subsidiaries is not a party to any collective bargaining agreement or other labor agreement.

     Q. Condition of Assets. To the knowledge of each of the Subsidiaries, the buildings, plants, structures, and equipment owned by each of the Subsidiaries and which are material to the operations of each of the Subsidiaries are structurally sound, in good operating condition and repair, and adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost to the Company and the Subsidiaries taken as a whole.

     R. Accounts Receivable. All accounts receivable of each of the Subsidiaries represent or will represent valid obligations arising from sales actually made or services actually performed in the ordinary course of business. Unless paid prior to the Closing, the accounts receivable of each of the Subsidiaries are or will be, as of the Closing, reasonably expected to be collectible in all material respects, subject only to allowance for doubtful accounts, and calculated consistently with past practice. There is no contest, claim or asserted right of set-off, under any contract or with any obligor of a material account receivable relating to the amount or validity of such account receivable.

     S. Oil and Gas Properties. The Subsidiaries' Oil and Gas Properties, as hereinafter defined, are subject to no mortgage, security interests, or liens created by any of the Subsidiaries, except for Subsidiaries' Permitted Encumbrance, as hereinafter defined. Each of the Subsidiaries has either good title or is the owner of or has the right to use, consistent with industry practice its respective Subsidiaries' Oil and Gas Properties, if any. The term "Subsidiaries' Oil and Gas Properties", as used herein means for each of the Subsidiaries their respective right, title, interest and estate, real or personal, recorded or unrecorded, movable or immovable, tangible or intangible, in and to: (i) oil, gas and mineral leases, subleases and other leaseholds, royalties, overriding royalties, net profits interests, mineral fee interests, carried interests, and other interests (the "Subsidiaries' Leases") and any and all oil, gas, water or injection wells thereon (the "Subsidiaries' Wells"), (ii) any pools or units which include all or a part of any Subsidiaries' Lease or include any Subsidiaries' Well (the "Subsidiaries' Units") and including all right, title and interest of the Subsidiaries in production from any such pool or Subsidiaries' Unit, whether such pool or Subsidiaries' Unit production comes from wells located on or off of a Subsidiaries' Lease, and all tenements, hereditaments and appurtenances belonging to the Subsidiaries' Leases and Subsidiaries' Units; (iii) interests under or derived from all presently existing contracts, agreements and instruments by which such properties are bound, to the extent applicable to such properties, including, but not limited to, operating agreements, unitization, pooling and communitization agreements, declarations and orders, joint venture agreements, and farmin and farmout agreements, (iv) easements, permits, licenses, servitudes, rights-of-way, surface leases and other surface rights appurtenant to, and used or held for use solely in connection with the properties, and (v) equipment, machinery, fixtures, and other tangible personal property and improvements located on such properties. As used herein, the term "Subsidiaries' Permitted Encumbrances" means: (i) matters described without material omission in Disclosure Schedule III, Item S, (ii) any pools or units which include all or a part of any
Subsidiaries' Lease or include any Subsidiaries' Well (the "Subsidiaries' Units") and including all right, title and interest of the Subsidiaries in production from any such pool or Subsidiaries' Unit, whether such pool or Subsidiaries' Unit production comes from wells located on or off of a Subsidiaries' Lease, and all tenements, hereditaments and appurtenances belonging to the Subsidiaries' Leases and Subsidiaries' Units, (iii) liens for taxes, assessments, labor and materials where payment is not due, (iv) operating agreements, unit agreements, unitization and pooling designations and declarations, gathering and transportation agreements, processing agreements, gas, oil and liquids purchase, sale and exchange agreements, and other similar agreements and which, if material to the value of the Subsidiaries' Oil and Gas Properties taken as a whole, contain terms and conditions customary in the oil and gas industry.

IV.      REPRESENTATIONS AND WARRANTIES OF PURCHASER.

     Purchaser represents and warrants to the Company as follows:

     A. Organization and Standing. Purchaser is a corporation duly organized and existing under, and by virtue of, the laws of the State of Oklahoma and is in good standing under its laws. Purchaser is qualified, licensed, or domesticated as a foreign corporation in each jurisdiction where the nature of its activities or the properties owned or leased by it makes such qualification, licensing, or domestication necessary at this time.

     B. Corporate Powers. Purchaser has all requisite legal and corporate power to enter into this Agreement and to carry out and perform its respective obligations under the terms of this Agreement. Neither the certificate of incorporation nor bylaws of Purchaser, nor any other instrument to which the Purchaser is a party, or by which Purchaser is bound, nor any court order or any governmental law, rule or regulation, will be violated by Purchaser's execution and consummation of this Agreement.

     C. No Restriction. Purchaser is not subject to any order, judgment or decree, or the subject of any litigation, claim or proceeding, pending or threatened, or any other restriction of any kind or character known to Purchaser, which would affect its ability to carry out the transactions contemplated by this Agreement.

     D. Authorization. All corporate action on the part of Purchaser, its directors, and stockholders necessary for the transactions contemplated by this Agreement shall have been taken on or before the execution of this Agreement. This Agreement is a legal, valid, and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

     E. Governmental Consent, etc. No consent, approval, or authorization of, or designation, declaration, or filing with, any governmental unit is required on the part of Purchaser in connection with the valid execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     F. Litigation, etc. There are no actions, proceedings, or investigations pending or, to Purchaser's knowledge, any basis therefor thereof, which question the validity of this Agreement or any other action taken or to be taken in connection herewith or which would have a material adverse effect on Purchaser.

     G. Purchaser's Ownership of Stock of Company. Prior to the Closing, Purchaser does not own any other equity securities or debt instruments issued by the Company, including, but not limited to any of the Company's Common Stock and 10% Senior Notes.

     H. Disclosure. This Agreement and the exhibits and schedules hereto, as they apply to Purchaser, when read together, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading.

V.       OTHER AGREEMENTS.

     A. The Shareholder Agreement. At the Closing, the Company and the Purchaser shall execute the Shareholder and Voting Agreement (the "Shareholder Agreement"), a copy of which is attached hereto as Exhibit B, which shall include, among other things, provisions relating to Purchaser's right to nominate two members to the Company's Board of Directors.

     B.  Registration  Rights  Agreement.  At the  Closing,  the Company and the
Purchaser shall execute the Registration Rights Agreement (the "Registration Rights Agreement"), a copy of which is attached hereto as Exhibit C.

     C. Participation  Agreement.  On or before the Closing, the Company and the
Purchaser  shall  execute  the  Participation   Agreement  (the   "Participation
Agreement") attached hereto as Exhibit D.

     D. Marketing Agreement. On or before the Closing, the Company and the Purchaser shall execute the Marketing Agreement (the "Marketing Agreement"), attached hereto as Exhibit E.

     E. Collateral Agreements. For the purposes of this Agreement, "Collateral Agreements" shall mean the Shareholder Agreement, Registration Rights Agreement, Participation Agreement and Marketing Agreement.

VI.      CONDITIONS TO THE COMPANY'S OBLIGATIONS.

     The obligations of the Company to close this transaction on the Closing Date are subject, unless waived by the Company, to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

     A Representations, Warranties and Covenants. All representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and Purchaser shall have performed in all material respects all agreements and covenants required hereby to be performed by the Purchaser prior to or at the Closing Date.

     B.  Consents.  All  consents,   approvals  and  waivers  from  governmental
authorities and other parties necessary to permit the Company to carry out the transactions as contemplated by this Agreement shall have been obtained.

     C. No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental authority or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to adversely affect the transactions contemplated hereunder.

     D. Corporate Approvals. The Board of Directors and shareholders, if necessary, of the Company shall have approved this Agreement, the Collateral Agreements and the transactions contemplated thereby, including adoption of the Certificate of Designations in conjunction with issuance of the Preferred Stock.

     E. HSR Act Compliance. Expiration of the applicable waiting period and receipt of any necessary approvals of the transactions contemplated by this Agreement by the Federal Trade Commission and Department of Justice under the HSR Act.

     F. Amendment of the Company's Senior Credit Facility. On or before the Closing, the Company shall have received an amendment or waiver, in form reasonably satisfactory to the Purchaser under the Second Amended and Restated Credit Agreement, dated as of June 1, 1998, as amended, entered into among the Company and certain banks, including Bankers Trust Company as Administrative Agent and Issuing Bank, authorizing payment of cash dividends by the Company on the Preferred Stock being purchased by the Purchaser.

     G. Amendment to Indenture for Senior Notes. On or before the Closing, the Company shall have received an amendment or waiver under the Indenture dated as of May 29, 1997 for the 10% Senior Notes due 2007, authorizing payment of cash dividends by Company on the Preferred Stock being purchased by the Purchaser, in form reasonably satisfactory to the Purchaser.

     H. Opinion. Receipt by the Company of an opinion from BT Wolfensohn in form and content satisfactory to the Company's Board of Directors confirming the fairness to the Company, from a financial point of view, of the Purchase Price, as of the Closing Date.

     I. Collateral Agreements. Execution and delivery by the Company, the Purchaser and any other parties to the Collateral Agreements.

VII.     CONDITIONS TO PURCHASER'S OBLIGATIONS.

     The obligations of Purchaser to close the transaction on the Closing Date are subject, unless waived by Purchaser to the satisfaction, on or before the Closing Date, of each of the following conditions:

     A. Representations, Warranties and Covenants. All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and the Company shall have performed in all material respects all agreements and covenants required hereby to be performed by the Company prior to or at the Closing Date.

     B. Consents. All consents, approvals and waivers from governmental authorities and other parties necessary to permit the Purchaser to carry out the transactions as contemplated hereby shall have been obtained by the Closing Date.

     C. No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or other proceeding by any governmental authority or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to adversely affect the transactions contemplated hereunder.

     D. Due Diligence. Completion by the Purchaser of reasonable due diligence of the Company by the Purchaser.

     E. Corporate Approvals.  The Board of Directors of the Purchaser shall have
approved  this  Agreement,   the  Collateral  Agreements  and  the  transactions
contemplated thereby.

     F. HSR Act Compliance. Expiration of the applicable waiting period and receipt of any necessary approvals of the transactions contemplated by this Agreement by the Federal Trade Commission and the Department of Justice under the HSR Act.

     G. Collateral Agreements. Execution and delivery by the Company, the Purchaser and any other parities of the Collateral Agreements.

     H. Reservation of Conversion Shares. Sufficient shares of common stock of the Company have been duly authorized and reserved for issuance upon conversion by Purchaser of the Preferred Stock to the Company's common stock.

VIII.    THE CLOSING PROCEDURE.

     A. Closing Documents.

     1. At the Closing, the Company shall deliver or cause to be delivered to the Purchaser:

     a. A certified copy of the resolutions of the Company's Board of Directors, as required for valid approval of the execution and delivery of this Agreement and the Collateral Agreements and the consummation of the transactions contemplated hereby, including, but not limited to issuance of the Preferred Stock.

     b. A certificate signed by an appropriate officer of the Company stating that the warranties and representations of the Company under this Agreement are true and correct in all material respects as of the Closing Date and the Company has complied in all material respects with all of its obligations and agreements required to be performed prior to the Closing.

     c. Copies of the Collateral Agreements executed by the Company or Subsidiary, as appropriate.

     d. A certified copy of the Certificate of Designation as filed with the Secretary of State of Nevada.

     e. A duly  authorized  and issued  certificate  representing  the Preferred
Stock.

     2. At the Closing, the Purchaser shall deliver to the Company:

     a. A certified copy of the resolutions of Purchaser's Board of Directors as required for valid approval of the execution of this Agreement, the Collateral Agreements, and the consummation of the transactions contemplated hereby.

     b. Certificate signed by an appropriate officer of the Purchaser stating that the warranties and representations of the Purchaser under this Agreement are true and correct in all material respects as of the Closing Date and Purchaser has complied in all material respects with all of its obligations and agreements required to be performed prior to the Closing.

     c. Copies of the Collateral Agreements executed by the Purchaser.

     3. In addition, at the Closing or thereafter, the parties shall execute and deliver such other documents and take such other actions as are required by this Agreement or as any party may reasonably require.

IX.      PAYMENT OF EXPENSES.

     All costs and expenses, including, without limitation, legal fees and taxes, incurred by each party hereto, in negotiating this Agreement or in consummating the transactions contemplated hereby shall be paid by such party; provided, however, that, at the Closing, the Company shall pay to the Purchaser a fee of $905,000.00 in consideration for Purchaser's purchase of the Preferred Stock. The parties shall share on an equal basis the cost of the filing fees associated with the HSR Act.

X.       INDEMNIFICATION.

     A. By The Company.

     1. Notwithstanding any investigation conducted before or after the Closing, the Company shall indemnify and hold harmless the Purchaser in respect to any and all monies, losses, damages, liabilities and expenses (including, without limitation, settlement costs and any legal, accounting and other expenses for investigating or defending any actions or threatened actions) (herein after "Damages") reasonably incurred by the Purchaser in connection with each and all of the following (a "Claim"):

     (a) The breach of any representation or warranty made by the Company in this Agreement or any document or instrument delivered pursuant to this Agreement; and

     (b) The breach of any agreement or obligation of the Company contained in this Agreement or any documents or instruments delivered pursuant to this Agreement.

     2. Anything to the contrary herein not withstanding, the Company shall only be liable to the Purchaser for any Claims to the extent the Purchaser shall have given written notice thereof in the manner provided in Section XI.C. below no later than two (2) years after the Closing Date, except that as to any tax claim, the notice shall be given prior to the expiration of the applicable statute of limitations, without extensions, for assessment of taxes under the Code (the "Release Date").

     3. The indemnification obligations of the Company pursuant to this Article X shall be subject to the following limitations and other provisions set forth herein:

     (a) No indemnification shall be required to be made by the Company pursuant to this Article X with respect to any Claims except to the extent that the aggregate amount of Damages incurred by the Purchaser with respect to all Claims (whether asserted, resulting, imposed, or incurred before, on, or after the Closing Date) exceeds $500,000.

     (b) THE INDEMNIFICATION OBLIGATIONS OF THE COMPANY PURSUANT TO THIS ARTICLE X SHALL BE LIMITED TO ACTUAL DAMAGES AND SHALL NOT INCLUDE INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES.

     B By Purchaser.

     1. Purchaser shall indemnify and hold harmless the Company in respect of any and all Damages reasonably incurred by the Company in connection with each and all of the following (a "Claim"):

     (a) The breach of any representation or warranty made by the Company in this Agreement or any document or instrument delivered pursuant to this Agreement; and

     (b) The breach of any agreement or obligation of the Company contained in this Agreement or any documents or instruments delivered pursuant to this Agreement.

     2. Anything to the contrary herein notwithstanding, the Purchaser shall only be liable for Claims to the extent the Company has given written notice thereof in the manner provided in Section XI.C. below no later than two (2) years after the Closing Date (the "Release Date").

     3.  The  indemnification  obligations  of the  Purchaser  pursuant  to this
Article X shall be subject to the following limitations and other provisions set forth herein:

     (a) No indemnification shall be required to be made by the Purchaser pursuant to this Article X with respect to any Claims except to the extent that the aggregate amount of Damages incurred by the Company with respect to all Claims (whether asserted, resulting, imposed, or incurred before, on, or after the Closing Date) exceeds $500,000.

     (b) THE  INDEMNIFICATION  OBLIGATIONS  OF THE  PURCHASER  PURSUANT  TO THIS
ARTICLE X SHALL BE LIMITED TO ACTUAL DAMAGES AND SHALL NOT INCLUDE INCIDENTAL, CONSEQUENTIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES.

     C. Procedures.

     1. If, prior to the Release Date, a party shall receive notice of the existence of any Claim for which such party claims indemnity hereunder (the "Indemnitee"), the Indemnitee shall promptly give written notice thereof to the other party (the "Indemnitor"). The Indemnitee shall furnish to the Indemnitor in reasonable detail such information as the Indemnitee may have with respect thereto (including in any case, copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or asserting the same); provided, however, that no failure or delay by the Indemnitee in the performance of the foregoing prior to the Release Date shall reduce or otherwise affect the obligation of the Indemnitor to indemnify and hold the Indemnitee harmless, except to the extent that such failure or delay shall have actually impaired the Indemnitor's ability to defend against, settle or satisfy such liability, damage, loss, claim or demand, or increased the cost thereof.

     2. In the event of asserted liabilities to and claims and demands of third parties, including any action, suit or proceeding related thereto, which would serve as a basis for a Claim, unless within fifteen (15) business days after notice the Indemnitor elects to assume the defense thereof with counsel selected by the Indemnitor and reasonably acceptable to Indemnitee, the Indemnitee shall have the right to pay, compromise, settle or otherwise dispose of any claim or conduct the defense or settlement of any action, suit or proceeding as the Indemnitee shall deem appropriate; provided, however, that if the Indemnitee or Indemnitor shall pay any claim or settle any suit, action or proceeding without the written consent of the other, the right of the Indemnitee to make any claim against the Indemnitor shall neither be deemed conclusively established nor conclusively denied. The party not responsible for the defense shall have the right to be represented by advisory counsel and accountants (at its own expense) in connection with any action, suit or proceeding, and shall be kept reasonably informed by the defending party of such action, suit or proceeding at reasonable times at all stages thereof, whether or not such party is so represented. Subject to any legal privilege, the Indemnitee and Indemnitor agree to make available to each other, their counsel all information and documents reasonably available to them which relate to such action, suit or proceeding, and Indemnitee and Indemnitor agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

     3. Notwithstanding anything in this Agreement to the contrary, any liabilities of the Indemnitor on account of any indemnification hereunder shall be satisfied solely by exercise of the Indemnitee's rights under this Agreement, provided that nothing in this Agreement shall be deemed to limit any right or remedy of the Indemnitee or any other person against any other person for the fraud or criminal activity of such other person.

XI.      MISCELLANEOUS.

     A. Waivers. At any time prior to the Effective Date, the Company, the Purchaser and the Subsidiaries may, to the extent legally allowed, extend the time for performance of any obligations or other acts of the other parties hereto, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive performance of any of the covenants or agreements or satisfaction of any of the conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. Except as provided in this Agreement, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereof shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

     B. Amendment. This Agreement may not be amended except by a written instrument signed on behalf of each of the parties hereto.

     C. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Oklahoma as such laws are applied to agreements between Oklahoma residents entered into and to be performed entirely within Oklahoma.

     D. Successors . Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors of the parties hereto. No party hereto shall assign this Agreement, or any rights thereto, without the prior written consent of the other parties hereto.

     E. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with re gard to the subjects hereof and thereof.

     F. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be effective on the first day following the day when delivered or received personally, by facsimile or by registered or certified mail (postage pre-paid, return receipt requested) (1) if to the Purchaser, at the address or telecopy set forth below, or at such other address or telecopy as the Purchaser shall have furnished to the Company in writing, (2) if to the Company, at the address or telecopy set forth below or at such other address or telecopy as the Company shall have furnished to the Purchaser in writing.

     (a) ONEOK RESOURCES COMPANY

                  P.O. Box 871
                  Tulsa,  OK  74102-0871
                  ATTN:  J. D.  Holbird  Vice  President
                  Telephone (918) 588-7930 Facsimile (918) 588-7961

                  with copy to:

                  Gable & Gotwals
                  100 West Fifth Street, Ste. 1000
                  Tulsa, Oklahoma 74103-4219
                  Telephone (918) 588-7800
                  Facsimile   (918) 588-7873
                  Attn:    John R. Barker, Esq.
                  Attn:    Donald A. Kohl, Esq.

         (b)      MAGNUM HUNTER RESOURCES, INC. and the Subsidiaries

                  600 East Las Colinas Boulevard
                  Suite 1200
                  Irving, Texas 75039
                  ATTN: Gary C. Evans
                  President and Chief Executive Officer
                  Telephone (972) 401-0752
                  Facsimile   (972) 401-3110

     G. Separability. In case any provision of this Agreement not material to the benefits intended to be conferred hereby shall be determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     H. Finders' Fees.

     1. The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement except B. T. Wolfensohn and J. W. Brown and (ii) agrees to indemnify and to hold the Purchaser and its respective officers, directors, and controlling persons, harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives, are responsible. The Company will pay all fees and commissions associated with its retention of B. T. Wolfensohn and J. W. Brown.

     2 The Purchaser (i) represents and warrants that it has retained no finder, broker or others in connection with the transactions contemplated by this Agreement except Bear Stearns and Larry Akers and (ii) agrees to indemnify and to hold the Company, harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, are responsible. The Purchaser will pay all fees and commissions associated with its retention of Bear Stearns and Larry Akers.

     I. Other Documents. The parties to this Agreement shall in good faith execute such other and further instruments, assignments or documents as may be necessary or advisable to carry out the transactions contemplated by this Agreement.

     J.  Public  Disclosure.   After  the  Closing,  the  parties  hereto  shall
coordinate any public release of information regarding the matters contemplated herein.

     K. Titles and Subtitles. The titles of the Articles, Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. References herein to exhibits and schedules to this Agreement shall be deemed to incorporate such exhibits by reference.

     L. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument, and which shall become effective when there exist copies signed by all of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives, effective as of the date set forth on the first page hereof.

                                           ONEOK RESOURCES COMPANY,
                                            a Delaware corporation



                                            By:_____________________________
                                               David L. Kyle, President

                                                    "PURCHASER"

                                            MAGNUM HUNTER RESOURCES, INC.,
                                             a Nevada corporation



                                            By:______________________________
                                               Gary C. Evans, President and
                                               Chief Executive Officer

                                                        "COMPANY"

                                            MAGNUM HUNTER PRODUCTION, INC.,
                                              a Texas corporation



                                            By: _______________________________
                                                Gary C. Evans,  Chief Executive
                                                Officer

                                            GRUY PETROLEUM MANAGEMENT COMPANY,
                                              a Texas corporation



                                            By: _______________________________
                                                Gary C. Evans,  Chief Executive
                                                Officer

                                               HUNTER GAS GATHERING, INC.
                                                   a Texas corporation



                                            By: _______________________________
                                                Gary C. Evans,  Chief Executive
                                                Officer

                                                BLUEBIRD ENERGY, INC.
                                                an Oklahoma corporation



                                            By: _______________________________
                                                Gary C. Evans,  Chief Executive
                                                Officer

                                                         "SUBSIDIARIES"